UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
April 7, 2025
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2025 (the “Effective Date”), The PNC Financial Services Group, Inc. (the “Corporation”) publicly announced that on April 3, 2025, the Board of Directors of the Corporation (the “Board”) appointed Mark Wiedman as President of the Corporation (the “Appointment”), effective as of the Effective Date.

Mr. Wiedman, age 54, previously served as Senior Managing Director and Head of the Global Client Business at BlackRock, Inc. (“BlackRock”) since January 2023. From 2019 to 2022, Mr. Wiedman served as Head of International and of Corporate Strategy at BlackRock, and as Global Head of iShares and Index Investments from 2011 to 2019. Mr. Wiedman joined BlackRock in 2004 to help start what became the Financial Markets Advisory Group. He later led BlackRock’s emergency assistance to governments and financial institutions during the financial crisis. Mr. Wiedman also led BlackRock's 2008 creation of Penny Mac and served on its board from 2008-2019. Prior to joining BlackRock, he was Senior Advisor to the Under Secretary for Domestic Finance at the U.S. Treasury.

In connection with the Appointment, the Corporation and Mr. Wiedman entered into an offer letter, dated as of the Effective Date (the “Offer Letter”). Pursuant to the Offer Letter, Mr. Wiedman is entitled to an annualized base salary of $700,000 per year and a signing bonus of $1,000,000, to be paid within Mr. Wiedman’s first month of employment. Should Mr. Wiedman voluntarily terminate employment with the Corporation within two years of the Effective Date, he will be obligated to repay the Corporation the full amount of the signing bonus.

Also pursuant to the Offer Letter, at the next grant opportunity following the Effective Date, Mr. Wiedman will receive a one-time award consisting of (i) restricted share units (“RSUs”) with a grant date value of $3,120,000 and (ii) performance share units (“PSUs”) with a grant date value of $2,080,000 (at target) (in each case, rounded up to the nearest whole share). The RSUs will generally vest ratably over three years from the date of grant, subject to Mr. Wiedman’s continued employment on such vesting dates and satisfaction of all underlying risk performance metrics. The PSUs will vest, if at all, in February 2028, subject to Mr. Wiedman’s continued employment on the distribution date and satisfaction of all underlying risk and corporate performance metrics. All grants are subject to the terms and conditions of the Corporation's 2016 Incentive Award Plan as amended or a successor plan that may be adopted by the Corporation (“IAP”) and the underlying award agreement, as applicable. Mr. Wiedman will also be eligible to participate in the IAP for the 2025 performance year in which RSUs and PSUs are granted in the first quarter of the following year, subject to the terms and conditions of the IAP and the underlying award agreements which include standard restrictive covenant provisions intended to protect the Corporation’s business. Mr. Wiedman’s target total annual incentive opportunity for the 2025 performance year is $9,800,000 on a full-year basis (and $7,350,000 on a prorated basis), which is comprised of both annual cash incentives and long-term equity incentives under the IAP. While the split of annual cash and long-term equity incentives may vary from year to year as determined by the Human Resources Committee (the “Committee”) of the Board, assuming a split of 35% annual cash and 65% long-term equity, Mr. Wiedman’s annual target cash incentive opportunity is $2,231,250 and target long-term equity opportunity is $5,118,750, in each case prorated for his service during 2025.

Pursuant to the Offer Letter, Mr. Wiedman is also eligible (i) to enter into a Change of Control Employment Agreement, consistent with the Corporation’s standard form of Change of Control Employment Agreement that is filed as Exhibit 10.29 to the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Change of Control Agreement”) and as described on pages 99 and 100 of the Definitive Proxy Statement on Schedule 14A filed by the Corporation with the Securities and Exchange Commission (the “SEC”) on March 12, 2025, and (ii) to participate in the Corporation’s Executive Severance Plan that is filed as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K filed with the SEC on March 27, 2025, and as described therein. Mr. Wiedman will also be eligible for certain relocation assistance benefits as he transitions from the New York City area to the Corporation’s headquarters in Pittsburgh, which may include temporary housing and travel. Any relocation assistance benefits will be subject to the terms of the Corporation’s policies.

Mr. Wiedman has not been involved in any transactions with the Corporation that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Wiedman and any other person pursuant to which he was selected as President. There are also no family relationships between Mr. Wiedman and any other director or executive officer of the Corporation.

Item 7.01 Regulation FD Disclosure.

A copy of a press release issued by the Corporation on the Effective Date, corresponding to the Appointment described above, is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Number	Description	Method of Filing

99.1	Press release dated April 7, 2025	Furnished herewith
104	The cover page of this Current Report on Form 8-K, formatted as an inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	April 7, 2025	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller